      As Filed With the Securities and Exchange Commission June 30, 2000
                                                     Registration No.333-_______

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                            ______________________

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)

        California                                            33-0080929
        ----------                                            ----------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

      4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660
      -------------------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
                        AMENDED 1997 STOCK OPTION PLAN
                        ------------------------------
                           (Full title of the plan)

                              Michael A. Piraino
                     Chief Executive Officer and President
                    EMERGENT INFORMATION TECHNOLOGIES, INC.
                      4695 MacArthur Court, Eighth Floor
                        Newport Beach, California 92660
                        -------------------------------
                    (Name and address of agent for service)

                                (949) 975-1550
                                --------------
         (Telephone number, including area code, of agent for service)

                                   COPY TO:
                                   -------
                             Thomas J. Crane, Esq.
                              Rutan & Tucker, LLP
                     611 Anton Boulevard, Fourteenth Floor
                         Costa Mesa, California  92626
                                (714) 641-5100

                                             Calculation of Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
                                                              Proposed                 Proposed
   Title of securities to be        Amount to be          maximum offering        maximum aggregate               Amount of
        registered                 registered/(1)/         price per unit        offering price /(2)/         registration fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value.        1,500,000 Shares           $  2.25               $3,375,000.00                  $ 891.00
====================================================================================================================================

(1) Emergent Information Technologies, Inc., formerly known as SM&A Corporation (the "Registrant"), has previously registered 2,500,000 shares of its Common Stock under its Amended 1997 Stock Option Plan with the Securities and Exchange Commission. This amount covers 1,500,000 additional shares available for issuance under the Registrant's Amended 1997 Stock Option Plan.
(2) Computed pursuant to Rules 457(c) and 457(h) on the basis of the average of the high and low sales price reported on the NASDAQ National Market on June 29, 2000.

================================================================================

                     REGISTRATION OF ADDITIONAL SECURITIES

     By a Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on April 24, 1998, Registration No. 333-50887 (the "Original Registration Statement"), Emergent Information Technologies, Inc., formerly known as SM&A Corporation (the "Registrant"), previously registered 1,500,000 shares of the Common Stock of the Registrant reserved for issuance from time to time in connection with the Amended 1997 Stock Option Plan (the "Plan"). By a Registration Statement on Form S-8 filed with the Commission on July 30, 1999, Registration No. 333-84107 (the "Second Registration Statement"), the Registrant registered an additional 1,000,000 shares of its Common Stock reserved for issuance from time to time under the Plan, as amended (the Plan, as amended, hereinafter referred to as the "Plan"). The Plan authorizes the issuance of up to 4,000,000 shares of Common Stock. Under this Registration Statement, the Registrant is registering the additional 1,500,000 shares of Common Stock issuable under the Plan. The contents of the Original Registration Statement are incorporated by reference herein.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  Plan Information.
         ----------------

     Not filed as part of this Registration Statement pursuant to Note to Part I of Form S-8.

ITEM 2.  Registrant Information and Employee Plan Annual Information.
         -----------------------------------------------------------

     Not filed as part of this Registration Statement pursuant to Note to Part I of Form S-8.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The following documents are incorporated by reference in this Registration
Statement:

     (a) Registrant's Annual Report on Form 10-K (File No. 0-23585) for the fiscal year ended December 31, 1999, filed with the Commission on April 7, 2000, as amended by Form 10-K/A filed with the Commission on April 26, 2000, and amended by Form 10-K/A filed with the Commission on June 5, 2000.

     (b) Registrant's Proxy Statement filed with the Commission on May 19, 2000 in connection with the Registrant's Annual Meeting of Shareholders held on June 6, 2000.

     (c) Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 15, 2000.

     (d) Registrant's Current Report on Form 8-K, filed with the Commission on May 26, 2000.

     (e) Registrant's Current Report on Form 8-K, filed with the Commission on May 5, 2000.

     (f) All reports of the Registrant filed pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the fiscal year ended December 31, 1999;

     (g) The description of the Registrant's securities contained in the Registrant's registration statement on Form 8-A, as amended (File No. 000-23585), filed under the Exchange Act on January 27, 1998, together with any amendment or report filed pursuant to such Exchange Act amending or updating such description.

     (h) Information concerning options issued under the Plan, including the amounts outstanding, exercises, prices and expiration dates, which will be included in the future, either in the Registrant's proxy statements, annual reports or appendices to this Registration Statement.

     All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold, or which deregisters all securities remaining unsold, shall be deemed incorporated by reference into this Registration Statement and shall be a part hereof from the date of filing such documents.

     For purposes of this Registration Statement, any document or any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded to the extent that a subsequently filed document or a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such document or such statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     The Registrant shall provide without charge to each Participant for whom this Prospectus is delivered, upon written or oral request of such person, a copy of any and all of the information that has been incorporated by reference in the Registration Statement. Such requests should be directed to: Chief Financial Officer, Emergent Information Technologies, Inc., 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660, (949) 975-1550.

ITEM 4.  Description of Securities.
         -------------------------

     Not Applicable

ITEM 5.  Interests of Named Experts and Counsel.
         --------------------------------------

     Not Applicable

ITEM 6.  Indemnification of Directors and Officers.
         -----------------------------------------

     The contents of the Original Registration Statement pertaining to this Item are hereby incorporated by reference.

ITEM 7.  Exemption from Registration Claimed.
         -----------------------------------

     Not Applicable

ITEM 8.  Exhibits.
         --------

          4.1 Emergent Information Technologies, Inc. Amended 1997 Stock Option Plan and form of Stock Option Agreement thereunder.

          5    Opinion of Rutan & Tucker, LLP.

          23.1 Consent of Rutan & Tucker, LLP (included in Exhibit 5).

          23.2 Consent of KPMG LLP.

          24.1 Power of Attorney (see p. 7).

ITEM 9.  Undertakings.
         ------------

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (unless the information required by paragraphs (i) and (ii) below is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement):

               (i) To include any prospectus required by Section 10(a)(3) of the Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on June 29, 2000.

                                 EMERGENT INFORMATION TECHNOLOGIES, INC.
                                 a California corporation


                                 By:/s/ Michael A. Piraino
                                    --------------------------------------------
                                    Michael A. Piraino, Chief Executive Officer,
                                    President, Acting Chief Financial Officer
                                    and Secretary

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven S. Myers and Michael A. Piraino, jointly and severally, his attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him and in his name, place or stead, in any and all capacities, to sign any amendment to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, and ratifying and confirming all that the attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, including a majority of the Board of Directors, in the capacities and on the date indicated.

            Signature                                Title                                  Date
            ---------                                -----                                  ----
/s/ Steven S. Myers                           Chairman of the Board                      June 29, 2000
-------------------------------------
Steven S. Myers



/s/ Michael A. Piraino                        Chief Executive Officer, President,        June 29, 2000
-------------------------------------
Michael A. Piraino                            Acting Chief Financial Officer,
                                              Secretary, President and Director
                                              (Principal Executive Officer, Principal
                                              Financial Officer)

/s/ Michael N. Okada                          Chief Accounting Officer (Principal        June 29, 2000
-------------------------------------
Michael N. Okada
                                              Accounting Officer)

/s/ J. Christopher Lewis                      Director                                   June 29, 2000
-------------------------------------
J. Christopher Lewis


/s/ Vincent C. Smith                          Director                                   June 29, 2000
-------------------------------------
Vincent C. Smith


/s/ Joseph B. Fuller                          Director                                   June 16, 2000
-------------------------------------
Joseph B. Fuller


/s/ Luther J. Nussbaum                        Director                                   June 29, 2000
-------------------------------------
Luther J. Nussbaum


/s/ Albert S. Nagy                            Director                                   June 15, 2000
-------------------------------------
Albert S. Nagy

                                EXHIBITS INDEX

4.1 Emergent Information Technologies, Inc. Amended 1997 Stock Option Plan and form of Stock Option Agreement thereunder

5    Opinion of Rutan & Tucker, LLP

23.1 Consent of Rutan & Tucker, LLP (included in Exhibit 5)

23.2 Consent of KPMG LLP

24.1 Power of Attorney (see p. 7)